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Scudder-Dreman Financial Services Fund

Classes A, B and C

Annual Report

November 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder-Dreman Financial Services Fund	Nasdaq Symbol	CUSIP Number
Class A	KDFAX	81114P-107
Class B	KDFBX	81114P-206
Class C	KDFCX	81114P-305

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder-Dreman Financial Services Fund	1-Year	3-Year	Life of Class**
Class A	-5.19%	1.22%	1.52%
Class B	-6.04%	.38%	.67%
Class C	-5.93%	.43%	.75%
S&P Financial Index+	-7.84%	.39%	2.54%
S&P 500 Index++	-16.50%	-11.12%	-2.10%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 11/30/02	$ 9.79	$ 9.64	$ 9.67
11/30/01	$ 10.36	$ 10.26	$ 10.28
Distribution Information: Twelve Months: Income Dividends	$ .04	$ -	$ -

Class A Lipper Rankings* - Financial Services Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	41	of	113	36
3-Year	47	of	78	60

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(a)* (Adjusted for Sales Charge)
[] Scudder-Dreman Financial Services Fund - Class A [] S&P Financial Index+ [] S&P 500 Index++

Comparative Results* (Adjusted for Sales Charge)
Scudder-Dreman Financial Services Fund		1-Year	3-Year	Life of Class**
Class A(b)	Growth of $10,000	$8,936	$9,773	$10,121
	Average annual total return	-10.64%	-.76%	.26%
Class B(b)	Growth of $10,000	$9,114	$9,914	$10,119
	Average annual total return	-8.86%	-.29%	.25%
Class C(b)	Growth of $10,000	$9,407	$10,129	$10,358
	Average annual total return	-5.93%	.43%	.75%
S&P Financial Index+	Growth of $10,000	$9,216	$10,118	$10,659
	Average annual total return	-7.84%	.39%	2.54%
S&P 500 Index++	Growth of $10,000	$8,350	$7,019	$9,055
	Average annual total return	-16.50%	-11.12%	-2.10%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-year and life of class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on March 9, 1998. Index returns begin March 31, 1998.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. On or about February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a continent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the Fund's currently effective prospectus. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economic recovery continues. Its pace, however, is modest. And it is taking place in a series of starts and stops.

Earlier in the year, the economy seemed to be recovering steadily. How do we know? During the beginning of any economic slowdown, companies are fearful that consumers will not buy their products and they will be left with vast inventories of goods they cannot sell (and are costly to store). As a result, they liquidate inventories and slow their manufacturing. This happened during the start of the current slowdown. But in the earlier part of this year, as demand for manufactured goods became more steady, companies stopped trying so hard to reduce inventories and started manufacturing more goods. This suggested that a broad recovery was beginning. Unfortunately, companies didn't follow through by hiring more workers or investing in new equipment, which are other factors also essential to a recovery. As a result, the economy hit a slow patch during the late summer and early fall months - and manufacturing slipped back into the doldrums.

More recently, the economy appears to have improved. Fewer people are filing for unemployment benefits, the slowdown in manufacturing seems to be receding, and consumers are still spending money. As a result, we think it is unlikely that we will return to a recession. However, we expect economic momentum to build slowly, with growth not getting back to normal until late 2003.

Two warnings: This rebound will require continued assistance from the government, such as low interest rates and tax cuts. We don't think maintaining such policies will be a problem, however. The Federal Reserve is unlikely to raise interest rates until it sees concrete evidence of a recovery and won't hesitate to lower rates again if it needs to. And, the rebound we expect is based on the absence of adverse geopolitical shocks such as uncontained war in the Middle East.

If these risks can be avoided and the recovery gradually gathers steam, as we anticipate, interest rates will be affected. In the short-term, any change is unlikely. Longer-term, we expect interest rates to remain comparable to those seen in the 1950s and early 1960s, thanks to low inflation. Even after the economy recovers fully, the federal funds rate - the rate at which banks lend to each other overnight, and the rate on which other interest rates are based - might gradually rise from 1.25 percent to only 4 percent or 4.5 percent.

Economic Guideposts Data as of 11/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

Because interest rates and bond prices tend to move in opposite directions, when the recovery eventually strengthens and the Fed raises interest rates, bond prices will likely fall again - but not drastically.

As for the stock market, prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish everywhere. In most areas, we believe the slowdown is cyclical and will improve gradually next year. The exception is the 12 nations that comprise the European Monetary Union (EMU), which have been growing more slowly than the US for several decades. This can't be the result of cyclical factors alone - i.e., the natural acceleration and deceleration of an economy - so other problems (such as burdensome taxes and over-regulation) may exist. If so, these problems may continue to impede economic recovery in Europe.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of December 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder-Dreman Financial Services Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder-Dreman Financial Services Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Dreman Value Management, L.L.C. is the sub-advisor for the fund.

David N. Dreman

Portfolio Manager

• Began investment career in 1957.

• Joined the fund in 1998.

• Founder and Chairman, Dreman Value Management, L.L.C. since 1977.

In the following interview, Portfolio Manager David N. Dreman discusses the strategy of Scudder-Dreman Financial Services Fund and the market environment during the 12-month period ended November 30, 2002.

Q: The markets remained volatile this period. Will you provide an overview of the market environment and the performance of financial stocks?

A: As 2001 closed, investors tried to put the devastating events of September 11 behind them. After precipitous declines, the stock market rallied in November and December, when investors pinned their hopes on improving economic indicators. The optimism, however, was short lived, and volatility firmly implanted itself for the remainder of the period. Threats of further terrorist activity, unrest in the Middle East and fears of nuclear terrorism kept investors on edge, as did concerns regarding shady corporate accounting tactics in the wake of the Enron collapse.

While volatility can be unsettling, it provided a great opportunity for us to deploy our contrarian value investment strategy. Value significantly outperformed growth as risk-averse investors continued to look for "lower-risk" investments. The broad market - as measured by the S&P 500 Index, a group of large-cap value and growth stocks - lost 16.50 percent for the 12 months ended November 30, 2002. Financial stocks, however, performed substantially better than the broad market, declining just 7.84 percent, as measured by the S&P Financial Index, an indicator of performance of the S&P 500's financial stocks.

Over longer periods, financial stocks have also outperformed the broad market. For the three-, five- and 10-year periods ended November 30, 2002, the average annual total return of the S&P Financial Index has been higher than the S&P 500 Index returns. Of course, past performance does not guarantee future results.

Over time, financials have outperformed the S&P 500 Index (Unadjusted returns as of 11/30/02)
Index/Fund	1 Year	3 Year	5 Year	10 Year
S&P Financial Index	-7.84%	0.39%	4.69%	15.19%
S&P 500 Index	-16.50%	-11.12%	0.97%	10.15%
Scudder-Dreman Financial Services Fund Class A shares (unadjusted for sales charge)	-5.19%	1.22%	N/A	N/A

Performance is historical and includes reinvestment of dividends and capital gains. Past performance does not guarantee future results. The indices listed are unmanaged pools of stocks and are not available for direct investment. Please see standardized performance for the fund on page 4 of this report.

Q: How did Scudder-Dreman Financial Services Fund perform during this volatile period?

A: As shown above, the fund's Class A shares (unadjusted for sales charges) posted a total return of -5.19 percent, outpacing the -7.84 percent total return by the fund's benchmark, the S&P Financial Index, but underperforming the -4.41 percent decline in average return of its peers in the Lipper Financial Services Funds category. The Lipper Financial Services Funds category tracks the performance of a group of funds with investment objectives similar to that of Scudder-Dreman Financial Services Fund.

We're pleased with the fund's performance in relation to its benchmark - especially given the difficult market environment. Our goal, however, is to surpass both the benchmark and our peers. We attribute the fund's underperformance in comparison with its Lipper category to our keeping the portfolio fully invested in financial stocks, while some of our peers invest in stocks from other market sectors to help boost returns.

Q: Will you describe your investment philosophy?

A: As contrarian value investors, we look for financial services companies whose stocks have fallen out of favor for one reason or another. We look for fundamentally sound companies with strong balance sheets. We seek to determine whether their stocks are undervalued by screening for price-to-earnings (P/E), price-to-book, price-to-cash-flow and price-to-dividend ratios that are low relative to the overall market and to the financial services sector. We're always looking for breaks in the market that will enable us to add quality companies to the portfolio when their stock prices have reached, or are on their way to reaching, what we believe are temporary lows.

Q: Are you still bullish on regional banks?

A: Major regional banks remain the portfolio's largest asset allocation, accounting for just under 25 percent of the fund's market value. The fund's fully weighted position in regional banks relative to the S&P Financial Index, along with the sector's positive results, helped performance. During a period when the broad market was down sharply, many of the fund's regional banks posted positive stock price performance. We remain bullish on regional banks due to their strong historical performance and their minimal exposure to risky foreign debt. Additionally, most banks generate substantial earnings from fees and services as well as from their loan businesses, which helps their bottom lines and makes them less susceptible to wild swings when interest rates change direction.

Q: Fannie Mae and Freddie Mac are typically strong performers. What was behind their declines?

A: Despite the tough economic environment, Fannie Mae and Freddie Mac, two of the portfolio's largest and longest-held names, continued to post strong earnings and outperformed the broad market (S&P 500 Index). Nevertheless, stock price performance for both declined during the period due to concerns over the average maturities of their portfolios and political pressure to increase regulation of these companies. Regulatory pressure is nothing new for these stocks. It's always been in the background. The bottom line is that these companies provide low-cost mortgages. We don't believe there will be enough support in Washington to dramatically increase regulation of Fannie Mae and Freddie Mac, which would result in higher mortgage costs. We firmly believe that the setback is temporary and that these stocks, which have lower price-to-earnings ratios and faster growth rates than many top-growth companies, will surge ahead once again.

Q: Did you make any material changes to the portfolio?

A: We've begun a conservative program of increasing the fund's exposure to large diversified companies with brokerage and investment banking business lines. As you may remember, we've been significantly underweight relative to the S&P Financial Index in this area. Our underweight position helped us this period and over the past couple of years as these firms suffered from a dramatic decline in brokerage activity and a substantial drop in new initial public offerings business. We've gradually increased our exposure to Morgan Stanley and Goldman Sachs Group after market panic caused a sell-off. Most recently, we've increased the fund's position in JP Morgan Chase as the stock plummeted to extreme lows this fall. The stock suffered from news of huge write-offs of loans to failed telecommunications and energy trading firms. However, we believe JP Morgan's share price was discounted too heavily, as we believe these were one-time events. We quickly invested in the stock, and since then, its share price has rebounded considerably. JP Morgan Chase has also continued to pay a dividend to shareholders. We believe these types of stocks may continue to lag as investors remain skittish, and we expect more opportunities to buy them on further weakness. Over time, however, we're confident in their ability to rebound strongly.

Q: How did the fund's insurance stocks fare this year?

A: Insurance stocks continued to struggle this period. Property and casualty insurers, an area in which the fund is underweight relative to the benchmark, declined due to lingering issues involving their liabilities for the World Trade Center attacks in September 2001. Our top holding, American International Group (AIG), a multiline insurer, also struggled. We reduced our position in AIG to be more in line with the S&P Financial Index. Despite its recent declines, we remain confident in its long-term outlook. AIG, in our opinion, is a real blue chip holding with a long track record of consistent earnings power.

Q: What is your outlook for the overall market and for financial services stocks in particular?

A: We believe the market environment will continue to be volatile. Over the past year, we've seen encouraging signs that the economy (and markets) may be recovering. However, we believe the road to recovery is going to be a long one with sharp rallies and equally sharp retreats. Despite declines since March 2000, the overall stock market remains overvalued in our opinion, and we don't anticipate a sharp recovery in corporate earnings to make up for the discrepancy. However, we believe many solid financial stocks are trading well below their true market value. This is the type of environment in which contrarian investors, like us, can find great opportunity. As investors remain risk averse, we believe our low-P/E style should perform well.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2002

Asset Allocation	11/30/02	11/30/01

Common Stocks	98%	99%
Convertible Preferred Stocks	1%	1%
Cash Equivalents	1%	-
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	11/30/02	11/30/01

Banks	41%	45%
Diversified Financials	39%	30%
Insurance	20%	24%
Real Estate	-	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2002 (64.4% of Portfolio)
1. American International Group, Inc. Provider of insurance services	11.3%
2. Freddie Mac Supplier of mortgage credit	9.1%
3. Citigroup, Inc. Provider of diversified financial services	8.9%
4. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	8.2%
5. Washington Mutual, Inc. Provider of diversified financial services	7.5%
6. J.P. Morgan Chase & Co. Provider of global financial services	5.1%
7. Bank of America Corp. Provider of commercial banking services	4.4%
8. KeyCorp Provider of commercial banking services	3.8%
9. U.S. Bancorp Provider of diversified financial services	3.2%
10. National Bank of Canada Provider of general banking and trust services	2.9%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2002

	Shares	Value ($)

Common Stocks 98.3%
Financials
Banks 40.8%
Bank of America Corp.	85,766	6,010,481
Bank One Corp.	24,387	963,043
Banknorth Group, Inc.	38,945	857,958
Colonial BancGroup, Inc.	74,845	910,115
FleetBoston Financial Corp.	95,595	2,593,492
Golden West Financial Corp.	17,165	1,187,818
J.P. Morgan Chase & Co.	274,275	6,903,502
KeyCorp.	197,740	5,159,037
National Bank of Canada	194,030	3,920,011
PNC Financial Services Group	68,040	2,871,288
Popular, Inc.	50,520	1,698,988
Provident Financial Group	21,945	614,460
Union Planters Corp.	25,038	738,606
U.S. Bancorp	195,300	4,277,070
Wachovia Corp.	100,028	3,515,984
Washington Mutual, Inc.	281,373	10,123,801
Wells Fargo & Co.	60,825	2,810,723
		55,156,377
Diversified Financials 37.9%
Allied Capital Corp.	75,705	1,676,864
American Express Co.	81,040	3,154,887
Bear Stearns Companies, Inc.	22,265	1,424,960
CIT Group, Inc.	64,650	1,412,603
Citigroup, Inc.	308,750	12,004,200
Fannie Mae	175,600	11,071,580
Franklin Resources, Inc.	26,505	979,360
Freddie Mac	213,360	12,298,070
Goldman Sachs Group, Inc.	5,650	445,616
Merrill Lynch & Co., Inc.	55,400	2,409,900
Morgan Stanley	64,750	2,929,290
SLM Corp.	15,505	1,515,304
		51,322,634
Insurance 19.6%
Allstate Corp.	46,930	1,831,678
American International Group, Inc.	234,717	15,291,813
Chubb Corp.	38,870	2,277,782
Jefferson-Pilot Corp.	14,227	542,760
Marsh & McLennan Companies, Inc.	46,300	2,185,360
Ohio Casualty Corp.*	135,300	1,744,017
Safeco Corp.	14,195	513,717
St. Paul Companies, Inc.	18,665	695,085
Torchmark Corp.	19,890	738,715
Travelers Property Casualty Corp.* "A"	13,211	210,715
Travelers Property Casualty Corp.* "B"	27,465	439,440
		26,471,082
Total Common Stocks (Cost $119,778,247)		132,950,093

Convertible Preferred Stocks 1.3%
Financials
Real Estate
Corrections Corp. of America (PIK) (Cost $1,261,310)	73,088	1,783,347

Cash Equivalents 0.4%
Scudder Cash Management QP Trust, 1.45% (b) (Cost $581,184)	581,184	581,184
Total Investment Portfolio - 100.0% (Cost $121,620,741) (a)		135,314,624

* Non-income producing security.
(a) The cost for federal income tax purposes was $122,553,168. At November 30, 2002, net unrealized appreciation for all securities based on tax cost was $12,761,456. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,748,254 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,986,798.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
PIK denotes that interest or dividends is paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2002
Assets
Investments in securities, at value (cost $121,620,741)	$ 135,314,624
Receivable for investments sold	72,461
Dividends receivable	151,459
Receivable for Fund shares sold	121,597
Other assets	4,674
Total assets	135,664,815
Liabilities
Payable for investments purchased	73,326
Payable for Fund shares redeemed	365,396
Accrued management fee	90,285
Other accrued expenses and payables	137,936
Total liabilities	666,943
Net assets, at value	$ 134,997,872
Net Assets
Net assets consist of: Undistributed net investment income	672,318
Net unrealized appreciation (depreciation) on investments	13,693,883
Accumulated net realized gain (loss)	(19,015,581)
Paid-in capital	139,647,252
Net assets, at value	$ 134,997,872

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2002 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($59,106,775 / 6,037,218 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.79
Maximum offering price per share (100 / 94.25 of $9.79)	$ 10.39
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($64,017,125 / 6,640,242 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.64
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($11,873,972 / 1,228,017 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.67

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2002
Investment Income
Dividends (net of foreign taxes withheld of $22,361)	$ 3,612,408
Interest	13,489
Total Income	3,625,897
Expenses: Management fee	1,184,969
Administrative fee	588,299
Distribution service fees	1,066,336
Trustees' fees and expenses	18,401
Total expenses, before expense reductions	2,858,005
Expense reductions	(271)
Total expenses, after expense reductions	2,857,734
Net investment income (loss)	768,163
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(9,582,367)
Foreign currency related transactions	(403)
(9,582,770)
Net unrealized appreciation (depreciation) during the period on: Investments	(972,024)
Foreign currency related transactions	31
(971,993)
Net gain (loss) on investment transactions	(10,554,763)
Net increase (decrease) in net assets resulting from operations	$ (9,786,600)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ 768,163	$ 262,523
Net realized gain (loss) on investment transactions	(9,582,770)	(5,396,112)
Net unrealized appreciation (depreciation) on investment transactions during the period	(971,993)	7,528,961
Net increase (decrease) in net assets resulting from operations	(9,786,600)	2,395,372
Distributions to shareholders from: Net investment income: Class A	(254,477)	(1,005,645)
Class B	-	(535,666)
Class C	-	(124,262)
Fund share transactions: Proceeds from shares sold	23,980,682	52,057,132
Reinvestment of distributions	226,221	1,490,930
Cost of shares redeemed	(53,540,997)	(63,351,883)
Net increase (decrease) in net assets from Fund share transactions	(29,334,094)	(9,803,821)
Increase (decrease) in net assets	(39,375,171)	(9,074,022)
Net assets at beginning of period	174,373,043	183,447,065
Net assets at end of period (including undistributed net investment income of $672,318 and $159,035, respectively)	$ 134,997,872	$ 174,373,043

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2002	2001	2000	1999	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.36	$ 10.27	$ 9.74	$ 9.65	$ 9.50
Income (loss) from investment operations: Net investment income (loss)[b]	.09	.06	.16	.13	.03
Net realized and unrealized gain (loss) on investment transactions	(.62)	.16	.52	.06	.12
Total from investment operations	(.53)	.22	.68	.19	.15
Less distributions from: Net investment income	(.04)	(.13)	(.15)	(.08)	-
Net realized gains on investment transactions	-	-	-	(.02)	-
Total distributions	(.04)	(.13)	(.15)	(.10)	-
Net asset value, end of period	$ 9.79	$ 10.36	$ 10.27	$ 9.74	$ 9.65
Total Return (%)[c]	(5.19)	2.08	7.14	1.95[d]	1.58d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59	75	81	82	108
Ratio of expenses before expense reductions (%)	1.36	1.45	1.47[e]	1.44	1.55*
Ratio of expenses after expense reductions (%)	1.36	1.45	1.46[e]	1.31	1.36*
Ratio of net investment income (loss) (%)	.94	.58	1.69	1.27	.55*
Portfolio turnover rate (%)	16	17	9	14	5*
[a] For the period March 9, 1998 (commencement of operations) to November 30, 1998.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.42% and 1.41%, respectively.
* Annualized
** Not annualized

Class B
Years Ended November 30,	2002	2001	2000	1999	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.26	$ 10.19	$ 9.65	$ 9.59	$ 9.50
Income (loss) from investment operations: Net investment income (loss)[b]	.02	(.02)	.08	.04	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.64)	.15	.54	.05	.10
Total from investment operations	(.62)	.13	.62	.09	.09
Less distributions from: Net investment income	-	(.06)	(.08)	(.01)	-
Net realized gains on investment transactions	-	-	-	(.02)	-
Total distributions	-	(.06)	(.08)	(.03)	-
Net asset value, end of period	$ 9.64	$ 10.26	$ 10.19	$ 9.65	$ 9.59
Total Return (%)[c]	(6.04)	1.28	6.28	1.08[d]	.95d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	82	85	90	100
Ratio of expenses before expense reductions (%)	2.16	2.23	2.27[e]	2.22	2.29*
Ratio of expenses after expense reductions (%)	2.16	2.23	2.27[e]	2.20	2.14*
Ratio of net investment income (loss) (%)	.14	(.20)	.92	.38	(.23)*
Portfolio turnover rate (%)	16	17	9	14	5*
[a] For the period March 9, 1998 (commencement of operations) to November 30, 1998.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.22% and 2.22%, respectively.
* Annualized
** Not annualized

Class C
Years Ended November 30,	2002	2001	2000	1999	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.28	$ 10.22	$ 9.69	$ 9.61	$ 9.50
Income (loss) from investment operations: Net investment income (loss)[b]	.02	(.02)	.09	.04	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.63)	.15	.52	.07	.12
Total from investment operations	(.61)	.13	.61	.11	.11
Less distributions from: Net investment income	-	(.07)	(.08)	(.01)	-
Net realized gains on investment transactions	-	-	-	(.02)	-
Total distributions	-	(.07)	(.08)	(.03)	-
Net asset value, end of period	$ 9.67	$ 10.28	$ 10.22	$ 9.69	$ 9.61
Total Return (%)[c]	(5.93)	1.22	6.38	1.09[d]	1.16d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	18	18	16	16
Ratio of expenses before expense reductions (%)	2.13	2.19	2.23[e]	2.16	2.26*
Ratio of expenses after expense reductions (%)	2.13	2.19	2.20[e]	2.14	2.11*
Ratio of net investment income (loss) (%)	.16	(.16)	.99	.44	(.20)*
Portfolio turnover rate (%)	16	17	9	14	5*
[a] For the period March 9, 1998 (commencement of operations) to November 30, 1998.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.17% and 2.14%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder-Dreman Financial Services Fund (the ``Fund'') is a non-diversified series of Scudder Equity Trust (the ``Trust'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. On or about February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a continent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the Fund's currently effective prospectus. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2002 the Fund had a net tax basis capital loss carryforward of approximately $18,083,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($2,554,000), November 30, 2009 ($1,905,000) and November 30, 2010 ($13,624,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2002 the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 673,274
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (18,083,000)
Net unrealized appreciation (depreciation) on investments	$ 12,761,456

In addition, during the year ended November 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 254,477

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $25,830,765 and $54,404,957, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same in all material respects as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets. Dreman Value Management, L.L.C. ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. DVM is paid by the Advisor for its services.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.350%, 0.400% and 0.375% of the average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended November 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at November 30, 2002
Class A	$ 239,690	$ 20,021
Class B	296,586	24,659
Class C	57,624	4,393
	$ 593,900	$ 49,073

In addition, the Administrative Fee expense on the Statement of Operations includes ($5,601) of changes in estimates relating to fund and class-level expenses recorded prior to the adoption of the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2002
Class B	$ 556,098	$ 41,788
Class C	115,249	8,176
	$ 671,347	$ 49,964

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2002	Effective Rate
Class A	$ 171,207	$ 12,480	0.25%
Class B	185,366	17,434	0.25%
Class C	38,416	4,876	0.25%
	$ 394,989	$ 34,790

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2002 aggregated $11,250.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended November 30, 2002, the CDSC for Class B and C shares aggregated $182,751 and $5,743, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended November 30, 2002 totaled $13,489 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $271 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2002		Year Ended November 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,433,169	$ 14,580,255	2,707,808	$ 28,628,826
Class B	671,121	6,770,030	1,693,594	17,831,104
Class C	261,872	2,630,397	532,287	5,597,202
		$ 23,980,682		$ 52,057,132
Shares issued to shareholders in reinvestment of distributions
Class A	21,627	$ 226,221	82,081	$ 895,375
Class B	-	-	44,640	483,872
Class C	-	-	10,279	111,683
		$ 226,221		$ 1,490,930
Shares redeemed
Class A	(2,611,778)	$ (26,095,086)	(3,471,022)	$ (36,268,851)
Class B	(2,031,568)	(20,080,957)	(2,050,991)	(21,257,210)
Class C	(762,092)	(7,364,954)	(563,164)	(5,825,822)
		$ (53,540,997)		$ (63,351,883)
Net increase (decrease)
Class A	(1,156,982)	$ (11,288,610)	(681,133)	$ (6,744,650)
Class B	(1,360,447)	(13,310,927)	(312,757)	(2,942,234)
Class C	(500,220)	(4,734,557)	(20,598)	(116,937)
		$ (29,334,094)		$ (9,803,821)

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder-Dreman Financial Services Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder-Dreman Financial Services Fund, one of a series of Scudder Equity Trust (the "Trust"), as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder-Dreman Financial Services Fund at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 17, 2003	/s/ Ernst & Young LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2002 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of November 30, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	82
Lewis A. Burnham (69) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	82
Donald L. Dunaway (65) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	82
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products)	82
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	82
Robert B. Hoffman (65) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (until 2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	82
Shirley D. Peterson (61) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), U.S. Department of Justice. Directorships: Bethlehem Steel Corp.; Federal Mogul Corp.; Trustee, Bryn Mawr College.	82
Fred B. Renwick (72) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees	82
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	82
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange (until 1992). Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	82

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[2,3] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
199
William F. Glavin, Jr.[2] (44) Trustee and President, 2001-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997); Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)	82
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director of Deutsche Asset Management	n/a
Joseph DeSantis[5] (43) Vice President, 2001-present	Managing Director of Deutsche Asset Management (2000-present); prior thereto, Chief Investment Officer, Chase Trust Bank (Tokyo)	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (39) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Charles A. Rizzo[4,6] (45) Treasurer, 2002-present	Director of Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Managing Director of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 345 Park Avenue, New York, New York
6 Mr. Rizzo was elected to serve as Treasurer of the fund on November 20, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square Boston, MA 02109
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048